CONVERTIBLE SENIOR NOTE	12 Months Ended
Dec. 31, 2011
CONVERTIBLE SENIOR NOTE
14.	CONVERTIBLE SENIOR NOTE

On March 18, 2009, the Company issued a convertible senior note to Nokia Growth Partners ("NGP"), which is due in 2014. This note in an aggregate principal amount of $6,775,400 is convertible to ordinary shares of the Company at the conversion price of $0.08915 per share. The conversion price is adjustable subject to standard anti-dilution provision i.e. stock splits, subdivisions, reclassifications or combinations, etc. The initial interest rate was 8% per annum for the period commencing and including March 18, 2009 and ending and including December 31, 2009, compounded annually on the outstanding portion of the principal amount and any accrued and unpaid interest that is overdue. The applicable interest rate was changed from 8% to 7% in 2010 according to certain earning/debt ratio. For the fiscal year commencing January 1, 2011 and each fiscal year thereafter, the applicable interest rate will be adjustable in a range of 6% to 8% according to certain earning/debt ratio. The interest was payable on July 15, 2009 and semi-annually on January 15 and July 15 afterwards. The Company was also entitled to a purchased call option to redeem the convertible senior note plus any accrued but unpaid interest following the third anniversary of the closing date. Furthermore, a share purchase warrant was issued to NGP to purchase 80,000,000 ordinary shares of KongZhong with a purchase price of $0.125 per share, which is to be expired in five years after the issuance.

The conversion feature, interest rate reset feature and prepayment feature embedded in the convertible senior note are derivatives but not subject to bifurcation in accordance with the guidance of accounting for derivative instruments. The warrant issued with the convertible senior note was detachable and classified as equity. The total proceeds were allocated between the convertible senior note and the warrant based on their relative fair values. The amount of $677,332 allocated to the warrant was recorded as equity. A beneficial conversion feature of $3,667,931 was resulted as the effective conversion price was lower than the fair value of the ordinary shares on the closing date of March 18, 2009, which was recognized as additional paid in capital with a corresponding increase in debt discount. The debt discount totaling $4,345,263 was amortized into interest expense over the term of convertible senior note using the effective interest rate method. During 2009, 2010 and 2011, the amortized discount of $299,813, $585,627 and $294,543 were recorded as part of the interest expense respectively.

On February 25, 2011, the Company prepaid 70% of the aggregate principal amount of the convertible senior note for US$9,310,000 in cash, plus any accrued but unpaid interest. The prepaid portion of the convertible senior note has rights to be converted into 1,330,000 ADSs, equivalent to 53,200,000 ordinary shares.

The carrying amount of the convertible senior note was as follows:

	As of December 31,
	2010	2011

Principal	6,775,400	2,032,620
Debt discount	(4,345,263)	(1,303,579)
Accumulated amortization of debt discount	885,440	471,852
Accrued interest	237,139	71,726
Carrying amount	3,552,716	1,272,619

Interest expense on the convertible senior note has been recorded at the effective rate of 31.85% after prepayment comparing to previous effective tax rate of 37.01%. Interest expense recognized related to the convertible senior note was as follows:

	For the years ended December 31,
	2009	2010	2011

Interest expense at coupon rate	426,097	474,278	193,220
Amortization of debt discount	299,813	585,627	294,543
Total interest expense recognized	725,910	1,059,905	487,763